SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15d of the

                  Securities and Exchange Act of 1934


                      ---------------------------

                   Date of Report (Date of earliest
                     event reported) July 31, 1998



                            WLR Foods, Inc.
        (Exact name of registrant as specified in its charter)

     Virginia                 0-17060             54-1295923
     (State of           (Commission File    (IRS Employer Iden-
Incorporation)                Number)        tification No.)


                P.O. Box 7000                        22815
              Broadway, Virginia                  (Zip Code)
   (Address of Principal executive offices)


                            (540) 896-7001
                    (Registrant's telephone number,
                         including area code)
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Item 2.   Disposition of Assets


Pursuant to the terms of a Stock Purchase Agreement dated July 31, 1998, the Registrant sold all of the outstanding stock of its wholly-owned subsidiary, Cassco Ice & Cold storage, Inc. (Cassco), to Packaged Ice, Inc. (Buyer) of Houston, Texas, for the sum of $59,025,000 cash. The transaction closed on July 31, 1998. The Agreement provides that the purchase price is subject to adjustment for, among other things, changes in the net asset value of Cassco since April 25, 1998. The proceeds from the sale will be used to reduce the registrant's existing indebtedness.

In the Agreement, the Registrant made various representations and warranties as to itself and Cassco and has agreed to indemnify Buyer for any breaches thereof. The Registrant is obligated to indemnify Buyer for certain claims only to the extent the aggregate of such claims exceed $350, 000, and is subject to a maximum obligation of $25 million. The Registrant is also responsible for the full amount of certain remediation costs, subject to the $25 million limitation. There is no limit on the Registrant's indemnification obligation with respect to claims for breaches of representations and warranties relating to corporation organizational matters, authorization, capitalization, ownership of assets and taxes and tax returns.

On the Closing Date, the Registrant entered into various agreements with Buyer pursuant to the Agreement including (a) a Noncompetition Agreement prohibiting Registrant and its affiliates from competing with Buyer in the ice manufacturing and cold storage business for a period of five years and (b) a Transitional Services Agreement relating to the purchase and sale of products.


Item 7.   Financial Statements and Exhibits

          (a) Financial Statements of Business Acquired. Not applicable.

          (b) Pro Forma Financial Information. As of the date of the filing of this current report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after August 15, 1998.

          (c)  Exhibits

               Exhibit 2      Stock Purchase Agreement dated July
                              31, 1998

               Exhibit 99     Press Release dated August 3, 1998
                                       1
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                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             WLR Foods, Inc.


                                             By:__/s/ Dale S. Lam__
                                             Dale S. Lam
                                             Vice President of Finance
                                       2
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                             Exhibit Index



Exhibit No.              Description

    2                    Stock Purchase Agreement

   99                    Press Release
                                       3
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